eWellness is the first physical therapy telemedicine company to offer insurance reimbursable real-time distance monitored treatments

www.phzio.com

eWellness Healthcare™

Introducing Phzio

OTCQB: "EWLL"

Contact: Mr. Douglas MacLellan, Chairman
dmaclellan@phzio.com

Disclosure Statement

This Presentation includes and is based, inter alia, on forward-looking information and statements that are subject to risks and uncertainties that could cause actual results to differ. These statements and this Presentation are based on current expectations, estimates and projections, which generally are identifiable by statements containing words such as “expects”, “believes”, “estimates” or similar expressions. Important factors that could cause actual results to differ materially from those expectations include, among others, general economic and industry conditions in markets which are expected to be major markets for eWellness Healthcare Corp.’s products, as well as risks and uncertainties related to product development, regulatory approvals, commercial partnerships, the outcome of intellectual property rights litigation and the competitive situation.

Although for eWellness Healthcare Corp. believes that its expectations and the Presentation are based upon reasonable assumptions, it can give no assurance that those expectations will be achieved or that the actual results will be as set out in the Presentation. for eWellness Healthcare Corp. is making no representation or warranty, expressed or implied, as to the accuracy, reliability or completeness of the Presentation, and neither for eWellness Healthcare Corp. nor any of its directors, officers or employees will have any liability to you or any other persons resulting from your use of the information contained herein.

This Presentation was prepared upon special request and the information contained within will not be updated in this Presentation. The following slides should be read and considered in connection with other information provided by the company.

No shares of for eWellness Healthcare Corp. are being offered in connection with this Presentation and no such shares have been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and such shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

The Physical Therapy Industry Has a Delivery Problem

1 | Delivery of physical therapy difficult and expensive to scale; 1-on-1, in-office treatments

2 | Declining insurance reimbursements and increased costs

3 | Profits decreasing by 27% since 2006 due to growth constraints/costs

? | What if physical therapy practices had a way to scale profitably using a technology platform that could help them grow beyond the limits of the typical physical therapy practice?

Phzio



1. Disrupt the $30B physical therapy industry

2. Penetrate the growing $8B corporate wellness market

3. Re-define the way medicine is delivered

The Phzio Solution:
A New Physical Therapy Delivery System


Continue Treatment

Phzio

- SaaS technology platform solution for providers bundling rehabilitation services and employer wellness programs
- First real-time remote monitored 1-to-many physical therapy treatment platform for home use
- Ability for physical therapists to observe multiple patients simultaneously in real-time
- Solves what has been a structural problem and limitation in post-acute care practice growth

Phzio Treatment Session

Communication between patients and PT conducted via text / video messaging

Patient's View of the Phzio Platform

Patient is able to examine her form during exercises



Phzio
Home >
Perform Treatment >
Treatment: 10.1
Actions
Aaron Page, DPT
00:41
35:29

eWellness PT Aaron **remotely monitoring** his patients **real-time** in his office

The PT's Screen View of On-line Patients:



Home > Active Treatments
Actions
Jane Liber
2.1
CURRENT EXERCISE:
MARCHING
NEXT EXERCISE:
FORWARD LUNGES
Peter Venkmann
13.1
CURRENT EXERCISE:
PLANK
NEXT EXERCISE:
SQUATS WITH RESISTANCE
Chris Pigeon
11.3
CURRENT EXERCISE:
ARM RAISES on BALL
NEXT EXERCISE:
SIDE STEPS w/ RESISTANCE
Cal Trites
1.3
CURRENT EXERCISE:
LEG STRETCH w/ STRAP
NEXT EXERCISE:
SITUPS ON BALL
Judith Sommers
6.2
CURRENT EXERCISE:
ROUNDED BACK STRETCH
NEXT EXERCISE:
UPPER SHOULDER STRETCH
Alison Cobb
20.2
CURRENT EXERCISE:
LEG STRETCH w/ STRAP
NEXT EXERCISE:
BRIDGES LEFT/RIGHT
Messages
Video Chat
CHRISTOPHER TOBIN
Local time: 4:01:04pm EDT from New York, New York, United States
Phzio

eWellness Healthcare

What We Are Building in 2017, 2018 & 2019:

- Create a universe of at least 2,600 PT's using our PHZIO platform out of the 225,000 practicing PT's in the US.
- Generating at least 8.1 million PHZIO sessions annually.
- Timeframe: 2-3 years.
- This level of PT users is estimated to generate $111 million in annual revenue for eWellness.
- Pre-tax profit margins of 82.90% and an EBITA of $99 million.

Value Proposition For PT Practice Licensees

- PHZIO Allows a PT to increases the number of patient visits to at least 25 per day.
- PHZIO Enables PT practices to maintain quality of care.
- PHZIO Increases revenue per square foot.
- PHZIO Increases revenue per PT.
- PHZIO Reduces the cost of doing business.

PHZIO: Positive Early Results Reported



- Experiencing 20% higher adherence & compliance versus industry
- Tracking to 30% increase in net income for PT practice
- Receiving reimbursements from major payors such as Anthem Blue Cross, Aetna & Blue Shield

> "The mix of in-person and online sessions just fits for me. I would not have stuck with the program otherwise."
>
> - MM, Patient

eWellness Healthcare™

Physical Therapy Industry in US



Physiotherapy Associates,1.7%
Select Medical, 2.6%
Highly Fragmented Sector, 88.6%
Kindred Healthcare,4.6%
US Physical Concentra, 1.5%
US Physical Therapy, 1.0%

Highly fragmented industry with largest 50 competitors comprising <25% of the market

- 100k physical therapy clinics and 225k physical therapists in the US

Sources: Harris Williams & Co., Physical Therapy Market Overview, Feb 2014
IBISWorld, Physical Therapists in the US (Report 62134), May 2015
US Bureau of Labor Statistics, Occupational Outlook Handbook, 2014-15 Ed.
Provident Healthcare Partners, Insights: Rehabilitation Update, 2015
McGuireWoods, The Top Areas in Healthcare for Private Equity Investment, Feb 2014

eWellness Healthcare

2017 Sales & Marketing Strategy

- Dan Mills our Key Opinion Leader will drive sales to the 98,000 plus members of the APTA's PPS.
- In September 2016 we began full page print advertising campaign to APTA and PPS members in industry magazines.
- In October 2016, we were a Tier 1 level sponsor at the annual PPS conference in Las Vegas.
- Key marketing, sales and customer service hires in 2nd QTR of 2017 (mostly PT's).
- Key third party reference PT practices license PHZIO starting in the 4th QTR 2016 with initial revenue generation during the 2nd 2017.

2017 Press Releases & Business Activities

2-9-17: eWellness to hold Clinical Practice Owner Meetings at the 2017 CSM Conference

2-9-17: PHZIO Telehealth Interview on PT Tech Talk

1-30-17: eWellness Announces HIPAA Compliance of its PHZIO Telehealth System

1-25-17: eWellness receives New Follow-on funding from JEB Partners L.P.

1-23-17: PHZIO Telehealth Marketing Campaign

1-18-17: PHZIO Telehealth Webinar Link

1-17-17: PHZIO Telehealth Clinic Orientation and On-boarding

1-9-17: PHZIO Telehealth Webinar Series

Partner Landscape & Sales Channels

POTENTIAL PARTNERS

PT Billing & Practice Management Providers

- WebPT
- Clinicient
- kareo Go Practice
- athenahealth
- planetrehab
- GE Healthcare

Existing Software-based Telemedicine Platforms

- TELADOC
- DOCTOR ON DEMAND
- MDLIVE
- American Well
- CARENA
- MeMD

Competitive Landscape

DIRECT COMPETITORS

Avatar / Kinect-based Telerehab Platforms	Other Video-based Physical Therapy Solutions
reflexion health	BLUEJAY mobile health
RespondWell	PT PAL
Physmodo	VitalRock
JINTRONIX	PHYSIOTEC
Motion Care 360	SimpleTherapy
FIVE PLUS	YouTube

Phzio's Advantages Over Competitors

- Real-time monitoring by physical therapists
- 1-to-many platform
- Treatments reimbursable by payors
- Compliance & adherence by patients

Management



Darwin Fogt, MPT, CEO

- Founded Evolution Physical Therapy, a state of the art clinic in Los Angeles
- Licensed Physical Therapist in New York and California
- Specializes in neurological rehabilitation, orthopedic and sports medicine
- Active in community outreach & educational programs in conjunction with the Los Angeles Clippers



Curtis Hollister, CTO

- Founder of Social Pixels & Ripplefire
- Founded a Canadian internet service provider in 1995 and sold in 1997
- Has grown and sold a number of startups afterwards
- Since 1999, has been focusing on helping public companies apply online media & digital campaigning to IR



Douglas MacLellan, Chairman

- 27+ years of senior-level international executive business experience, primarily in the financial information, pharmaceuticals, telecoms, software, consumer products and IT industries
- 22+ years of public company board experience and 16 years of active audit committee chair experience
- Helped raise $775M+ for development stage, startup and mid-cap companies



David Markowski, CFO

- Former CEO and Co-Founder of GFNN, Inc.
- Former VP of Finance of Medcom USA, a NASDAQ listed company
- A decade of investment banking experience on Wall Street involved in financing start-ups and public offerings

Thank You!